EXHIBIT 99
----------

GSAMP02WMC1 - PRICE/YIELD - A_2B
To Call

Balance   $50,303,000.00     Delay           0
Coupon    2.42               Dated           9/23/02
Settle    9/23/02            First Payment   10/20/02

Price                                  Pricing         16 CPR          20 CPR          24 CPR          28 CPR          32 CPR
----------------                       -------------   -------------   -------------   -------------   -------------   -------------
  99     Yield                                2.6562          2.5684          2.5992          2.6338          2.6747          2.7265
          DM                                      82              73              77              80              84              89

99.125   Yield                                 2.628          2.5513          2.5782          2.6084          2.6442          2.6895
          DM                                      79              72              74              77              81              85

 99.25   Yield                                2.5999          2.5342          2.5572          2.5831          2.6137          2.6525
          DM                                      77              70              72              75              78              82

99.375   Yield                                2.5719          2.5171          2.5363          2.5579          2.5834          2.6157
          DM                                      74              68              70              72              75              78

 99.5    Yield                                2.5438          2.5001          2.5154          2.5327           2.553          2.5788
          DM                                      71              67              68              70              72              75

99.625   Yield                                2.5159          2.4831          2.4946          2.5075          2.5227          2.5421
          DM                                      68              65              66              67              69              71

 99.75   Yield                                2.4879          2.4661          2.4737          2.4823          2.4925          2.5054
          DM                                      66              63              64              65              66              67

99.875   Yield                                  2.46          2.4491           2.453          2.4573          2.4623          2.4688
          DM                                      63              62              62              62              63              64

  100    Yield                                2.4322          2.4322          2.4322          2.4322          2.4322          2.4322
          DM                                      60              60              60              60              60              60

100.125  Yield                                2.4044          2.4153          2.4115          2.4072          2.4021          2.3957
          DM                                      57              58              58              58              57              56

100.25   Yield                                2.3767          2.3984          2.3908          2.3822          2.3721          2.3593
          DM                                      54              57              56              55              54              53

100.375  Yield                                2.3489          2.3816          2.3701          2.3573          2.3421          2.3229
          DM                                      52              55              54              53              51              49

 100.5   Yield                                2.3213          2.3647          2.3495          2.3324          2.3122          2.2865
          DM                                      49              53              52              50              48              46

100.625  Yield                                2.2937           2.348          2.3289          2.3075          2.2823          2.2503
          DM                                      46              52              50              48              45              42

100.75   Yield                                2.2661          2.3312          2.3083          2.2827          2.2524          2.2141
          DM                                      44              50              48              45              42              38

100.875  Yield                                2.2386          2.3144          2.2878          2.2579          2.2227          2.1779
          DM                                      41              48              46              43              39              35

  101    Yield                                2.2111          2.2977          2.2673          2.2332          2.1929          2.1419
          DM                                      38              47              44              40              36              31

WAL                                             4.78            8.22            6.56            5.36             4.4            3.59
Mod Durn                                        4.49            7.39            6.03            4.99            4.15            3.42
Principal Window                       Jan05 - Oct09   Oct06 - Dec14   Dec05 - Jul12   Apr05 - Oct10   Nov04 - Jul09   Jul04 - Jul08

LIBOR_1MO                                       1.82            1.82            1.82            1.82            1.82            1.82
LIBOR_6MO                                      1.805           1.805           1.805           1.805           1.805           1.805

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAMP02WMC1 - PRICE/YIELD - A_2B
To Maturity

Balance   $50,303,000.00     Delay           0
Coupon    2.42               Dated           9/23/02
Settle    9/23/02            First Payment   10/20/02

Price                                  Pricing         16 CPR          20 CPR          24 CPR          28 CPR          32 CPR
----------------                       -------------   -------------   -------------   -------------   -------------   -------------
  99     Yield                                2.6991          2.6013          2.6349            2.67          2.7096           2.759
          DM                                      86              77              80              84              87              92

99.125   Yield                                2.6742          2.5855          2.6157           2.647          2.6821          2.7259
          DM                                      84              75              78              81              85              89

 99.25   Yield                                2.6493          2.5696          2.5964           2.624          2.6546          2.6929
          DM                                      81              74              76              79              82              86

99.375   Yield                                2.6244          2.5538          2.5773           2.601          2.6272          2.6599
          DM                                      79              72              74              77              79              83

 99.5    Yield                                2.5996           2.538          2.5581          2.5781          2.5998          2.6269
          DM                                      77              70              72              74              77              79

99.625   Yield                                2.5748          2.5222           2.539          2.5552          2.5725          2.5941
          DM                                      74              69              71              72              74              76

 99.75   Yield                                2.5501          2.5064          2.5199          2.5324          2.5452          2.5613
          DM                                      72              67              69              70              71              73

99.875   Yield                                2.5254          2.4907          2.5009          2.5096           2.518          2.5285
          DM                                      69              66              67              68              68              70

  100    Yield                                2.5007           2.475          2.4818          2.4869          2.4908          2.4958
          DM                                      67              64              65              65              66              66

100.125  Yield                                2.4761          2.4593          2.4628          2.4641          2.4637          2.4632
          DM                                      64              63              63              63              63              63

100.25   Yield                                2.4516          2.4437          2.4439          2.4415          2.4366          2.4307
          DM                                      62              61              61              61              60              60

100.375  Yield                                2.4271          2.4281           2.425          2.4188          2.4096          2.3982
          DM                                      59              60              59              59              58              57

 100.5   Yield                                2.4026          2.4125          2.4061          2.3962          2.3826          2.3657
          DM                                      57              58              57              56              55              53

100.625  Yield                                2.3782          2.3969          2.3872          2.3737          2.3557          2.3334
          DM                                      55              57              56              54              52              50

100.75   Yield                                2.3538          2.3814          2.3684          2.3512          2.3288          2.3011
          DM                                      52              55              54              52              50              47

100.875  Yield                                2.3294          2.3659          2.3496          2.3287           2.302          2.2688
          DM                                      50              53              52              50              47              44

  101    Yield                                2.3052          2.3504          2.3309          2.3063          2.2752          2.2366
          DM                                      47              52              50              48              44              41

WAL                                             5.51            9.04             7.3               6            4.96            4.08
Mod Durn                                        5.08            7.97            6.58             5.5             4.6            3.83
Principal Window                       Jan05 - Feb18   Oct06 - Feb27   Dec05 - Jul23   Apr05 - Mar20   Nov04 - Aug17   Jul04 - Dec15

LIBOR_1MO                                       1.82            1.82            1.82            1.82            1.82            1.82
LIBOR_6MO                                      1.805           1.805           1.805           1.805           1.805           1.805

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.